UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 20, 2011
Date of Report (Date of earliest event reported)

Transit Management Holding Corp.
(Exact Name of Registrant as Specified in Charter)

Colorado	000-53106	26-0812035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 18, Seventh Xinggong Road,
Jiangdong District, Jiangshan City,
Zhejiang, People’s Republic of China
324019

(Address of Principal Executive Offices)

(303) 596-0566
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Transit Management Holding Corp., a Colorado corporation (the “Company”) with the Securities and Exchange Commission on June 24, 2011. Amendment No. 1 is being filed to amend Item 5.07 to include the final voting results of the Company’s special meeting of shareholders (“Special Meeting”).

SECTION 5 -     CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07            Submission of Matters to a Vote of Security Holders.

On June 20, 2011, the Company held the Special Meeting to approve: (i) an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of common stock from 50,000,000 to 100,000,000 (“Proposal 1”); (ii) an amendment to the Company’s Articles of Incorporation to change the Company’s name to “China Green Lighting Limited” (“Proposal 2”); and (iii) a reverse stock split of the Company’s issued and outstanding common stock at a ratio of 1-for-3 (“Proposal 3”).  The Company’s Board of Directors previously approved Proposals 1, 2 and 3, subject to shareholder and Financial Industry Regulatory Authority (“FINRA”) approval.

Set forth below are the final voting results for each proposal submitted to a vote of the shareholders at the Special Meeting.  Shares of Series A Convertible Preferred Stock (“Preferred Stock”) vote on an as-converted to common stock basis at a conversion ratio of 1,000 shares of common stock for every 1 share of Preferred Stock.  For more information on the following proposals, see the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on June 7, 2011.  Final results on the Proposals are as follows:

Proposal 1:	To approve an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of common stock from 50,000,000 to 100,000,000.

For	Against	Abstain
Common Stock: 5,600 Preferred Stock: 39,200,000	Common Stock: 23,000 Preferred Stock: 0	Common Stock: 0 Preferred Stock: 0

Proposal 2:	To approve an amendment to our Articles of Incorporation to change our name to “China Green Lighting Limited.”

For	Against	Abstain
Common Stock: 25,600 Preferred Stock: 39,200,000	Common Stock: 1,000 Preferred Stock: 0	Common Stock: 2,000 Preferred Stock: 0

Proposal 3:	To authorize a reverse stock split of the Company’s issued and outstanding common stock at a ratio of 1-for-3

For	Against	Abstain
Common Stock: 5,600 Preferred Stock: 39,200,000	Common Stock: 23,000 Preferred Stock: 0	Common Stock: 0 Preferred Stock: 0

Preferred Stock vote together with common stock with respect to Proposal 2, but separate class approval is required to approve Proposals 1 and 3 in accordance with Colorado law.  Accordingly, Proposals 1 and 3 are defeated as requisite class approval of our issued and outstanding common stock was not obtained.   Proposal 2 is approved and will be effective upon receipt of FINRA authorization.  The Company has submitted an application to FINRA in connection with the Company’s name change and is awaiting approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSIT MANAGEMENT HOLDING CORP., a Colorado corporation

Dated: July 6, 2011	By:	/s/ Liu Chuanling
Liu Chuanling Chief Executive Officer